Exhibit 99.1

May 20, 2015 Axalta Investor Presentation Axalta Coating Systems

Notice Regarding Forward Looking Statements, Non-GAAP Financial Measures and Defined TermsForward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2015 net sales, Adjusted EBITDA, tax rate, capital expenditures, plant expansions and net working capital. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including EBITDA, Adjusted EBITDA and Net Debt. Management uses these non- GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Our use of the terms EBITDA, Adjusted EBITDA and Net Debt may differ from that of others in our industry. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss), operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. EBITDA, Adjusted EBITDA and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. Axalta Coating Systems

Axalta – A Global Leader in Coatings Body Shops Electrical Insulation, Architectural, General Industrial Net Sales1 $4,362 million Adjusted EBITDA1,2 $841 million Adjusted EBITDA Margin2 19.3% Light Vehicle / Automotive OEMs Heavy Duty Truck, Bus, Rail, Agriculture & Construction OEMs Net Sales: $1,851 million (42% of Net Sales) Net Sales: $734 million (17% of Net Sales) Net Sales: $1,385 million (32% of Net Sales) Net Sales: $392 million (9% of Net Sales) Refinish Industrial Light Vehicle Commercial Vehicle ____________________________ 1. Financials for FY 2014. 2. Adjusted EBITDA reconciliation can be found in the Appendix of this presentation. Axalta Coating Systems

Investment Highlights Global Market Leader in an Attractive Industry Sustainable Competitive Advantages Technology Leader Profitable Growth Initiatives 5 Strong Financial Profile 4 3 2 1Axalta Coating Systems

Axalta Coating Systems 5 Axalta’s Global Scale 1. Mexico is included in Latin America throughout the presentation. 2. Includes nine joint venture manufacturing facilities. • 35 manufacturing facilities, 45 customer training centers and 7 technology centers • ~12,600 employees, serving customers locally in over 130 countries Leading Global Market Positions 1 Global Market Leader in an Attractive Industry Premier Coatings Business with ~90% of Sales Generated in Markets Where Axalta Holds #1 or #2 Global Market Position Axalta, 25% PPG AkzoNobel BASF Other Performance Coatings: Refinish PPG Axalta, 19% BASF Kansai Other Transportation Coatings: Light Vehicle #1 #2 North America 30% of 2014 Sales Latin America1 15% of 2014 Sales Asia Pacific 16% of 2014 Sales EMEA 39% of 2014 Sales Manufacturing Facility2 Technology Centers Source: Orr & Boss and Management estimates. Source: Orr & Boss and Management estimates.

Axalta Coating Systems Global Market Leader in an Attractive Industry Strong Coatings Growth Outlook 7.6 8.6 7.7 8.9 3.4 3.9 20.6 25.3 39.4 46.8 2014E 2017E Commercial Vehicle Light Vehicle Refinish Industrial 7.1% 4.8% 5.0% 4.1% CAGR Our Coatings are Critical to Look & Durability, at a Relatively Low Cost 6 Coatings Industry Sales ($ in Billions) Source: Orr & Boss. 1 Compelling Value Proposition Driven by Strong Underlying Market Growth Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function and durability Refinish: 5%-10% of total repair cost

Axalta Coating Systems 7 Sustainable Competitive Advantages Differentiated Technical Support Extensive Color Strong Brands Library • Over 4 million color variations • Deep coatings heritage since 1866 • Broad brand portfolio Global Technology Leader • Patents: 1,200+ issued and 500+ pending • 250+ trademarks • 1,300 technology development employees Differentiated Franchise with Global Scale 2 Global Manufacturing & Distribution Footprint • 35 facilities in 5 continents • 80,000 body shops served globally • Dedicated employees in OEM plants • Technical support to body shops 7

Axalta Coating Systems Technology Leader Industry Trends Axalta Technologies OEM Light-Weighting of Vehicles • Broad substrate applicability for next generation materials (e.g., carbon fiber, aluminum and composites) Growth in Multi-Shop Operators (“MSO”) • Waterborne technology improves productivity critical to MSOs 8 More Complex Colors • Integration with OEMs grows color library • Advanced Color Matching Technologies critical to body shop supplier selection • 3-Wet and Eco-Concept processes enable OEMs to reduce capital, footprint, headcount and energy Continuous Cost Reduction by OEMs 3 Government Regulation: VOC Limits • Complete VOC-Compliant Portfolio for Refinish and OEM • Both low-VOC compliant waterborne and solventborne technologies Broad Technology Portfolio Well-Positioned to Benefit from Industry Trends 8

Axalta Coating Systems Profitable Growth Initiatives Visible Growth Supported by Recent Business Wins Accelerating Growth in Emerging Markets Globalizing Existing Products to Reach Underserved Markets Optimizing Procurement Streamlining Operations Enhancing Productivity Sales Growth Strategies Cost Reduction Initiatives 9 4 Profitable Growth Underpinned by Both Top and Bottom Line Initiatives

Axalta Coating Systems 10 Refinish Source: Management estimates Strong Momentum Driven by Customer-Centric Approach 4 Axalta MSO Market Share 2013 Today Light Vehicle New Wins Visible Growth Supported by New Contract Wins • Axalta is driving market share gains by partnering with key industry consolidators • Our value proposition is strong with all levels in the refinish market

Axalta Coating Systems $14.3 $15.6 $17.1 $18.5 $20.1 2014E 2015E 2016E 2017E 2018E 35.0 41.3 48.3 57.7 69.8 83.0 98.1 114.6 132.3 150.7 169.0 2008A 2010A 2012A 2014E 2016E 2018E Emerging Markets, 31% Accelerating Growth in Emerging Markets 11 4 China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2014 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Across Axalta’s End-Markets Significant Opportunity • Rapid growth of middle-class in emerging economies • Increased vehicle penetration • Expansion of car parc • Elevated collision rates vs. developed markets United States Brazil China Source: Orr & Boss. Source: LMC Automotive and World Bank (2013). Source: Management estimates. Source: LMC Automotive.

Axalta Coating Systems Globalizing Existing Products to Reach Underserved Markets 12 Source: LMC Automotive. Heavy Duty Truck Axalta, AkzoNobel PPG BASF Other #1 North American Heavy Duty Truck Market 4 (Vehicles in Thousands) Heavy Duty Truck Production 342 1,220 North America China Meaningful Growth Opportunities from Leveraging Existing Product Portfolio in Underserved Markets and Geographies • Strong product portfolio in powder, water and e-coat • Leveraging existing technology and enhanced sales organization to gain additional share • Implemented global end market business structure to capitalize on opportunities Industrial Electrical Insulation Powder Coatings Coil Axalta leads in North America, but remains underrepresented in China Source: Orr & Boss.

Axalta Coating Systems Cost Initiatives to Enhance Profitability 13 Operating Initiatives Expected To Enhance Profit Over 3 Years 4 Fit For Growth (Europe): $100 million targeted savings • Wage & benefit restructuring • Rationalize manufacturing and logistics, invest in automation • Right-size staffing levels Initial Carve-Out Actions: • Globalize Procurement Organization • Eliminate Stranded Costs Axalta Way: $100 million targeted savings • Axalta’s permanent business process for continuous improvement • Implement Lean tools to enhance productivity and improve ROIC • Near-term opportunities in commercial excellence, procurement, SG&A cost reduction 2013 2017

Axalta Coating Systems Strong Financial Profile 14 Strong Improvement in Adj. EBITDA1 Net Leverage ($ in Millions, % Adj. EBITDA margin) $570 $662 $738 $841 13% 16% 17% 19% 2011A 2012A 2013A 2014A Source: Company filings and presentations. Note: Our pro forma Adjusted EBITDA for the year ended 12/31/2013 combine predecessor period from January 1, 2013 to January 31, 2013 and successor period ended December 31, 2013. 5 Our Actions to Date Have Resulted in a Robust Financial Profile 5.6x 5.2x 5.x 4.7x 4.7x 4.5x 4.2x 4.x 4.1x At LBO Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 (Net Debt / Adj. EBITDA)

Axalta Coating Systems Strong Earnings Momentum with Potential Upside 15 Underlying Market Growth Axalta Growth Initiatives Operational Improvements Attractive Potential Upside Strong underlying demand growth Robust industry trends favor global suppliers Strong momentum driven by customer-centric approach Accelerating growth in emerging markets Globalizing existing products to reach underserved markets Optimize procurement Streamline operations Enhance productivity Bolt-on acquisitions Partnerships Ongoing Initiatives Consolidation opportunities Future Today

Financial Overview

Strong Performance With Future Upside

AXALTA

Axalta's Achievements To Date

Robust Net Sales Growth
(YoY Net Sales, Excl. FX)


3.4%
2.7%
4.0%
2012
2013
2014

Solid Adjusted EBITDA Growth
(Adj. EBITDA, $ Millions)


CAGR: 12.7%
$662
$738
$841
2012
2013
2014

Key Observations

- **Positioned for solid long-term growth**
  - Multiple top-line and bottom-line growth opportunities
  - Continued product extension, emerging market share gains, globalization initiatives
  - Ramping new business wins a key driver
- **Strong, sustainable margins**
  - Diverse global revenue base
  - Compelling coatings value proposition
  - Attractive industry dynamics

Building a Track Record of Strong Profitable Growth

Axalta Coating Systems 17

Axalta Coating Systems Q1 2015 Consolidated Results 18 Financial Performance Net sales increased 5.2% excluding currency • Volume growth led by North America and Asia-Pacific • Moderate price increases in select regions • 10.8% unfavorable currency impact Adjusted EBITDA margin up 60 bps • Improvement driven by volume growth and cost reduction initiatives • Dividend to Industrial JV partner and unabsorbed overhead associated with Jiading, China startup negatively impacted Q1 by $4 million Commentary Net Sales Variance +4.8% +0.4% (10.8%) (5.6%) $989 $1,047 Q1 2014 Volume Price FX Q1 2015 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Performance 5 57 616 (9.6%) 2.5% Transportation 4 32 431 0.2% 9.1% Net Sales 9 89 1,047 (5.6%) 5.2% Adjusted EBITDA 1 82 187 (2.5%) % margin 18.4% 17.8% Q1 % Change

Axalta Coating Systems Full Year 2015 Guidance 19 • Net Sales Growth: + 5-7% excluding F/X; flat to slightly down on an as-reported basis – Growth across all regions and end-markets, excluding F/X impact, which is a significant headwind, though primarily translational with production and sales fairly balanced by region – Performance Coatings Drivers: Increased volumes, selective price increases – Transportation Coatings Drivers: Light Vehicle ramp from recent “wins”; continued strong truck production • Adjusted EBITDA: $860-900 million – Adjusted EBITDA margin of approximately 20% – Drivers: Ramping sales growth and savings from our optimization initiatives – 2H 2015 ramps with new capacity coming online to serve Light Vehicle plant wins • Tax Rate: Normalized effective @ 27-29% • CapEx: $150 million, ~60% for growth & productivity projects • Net working capital: 13-15% of net sales, excluding previously expensed transition-related items

Confidential Appendix A: Segment Overviews

Axalta Coating Systems Refinish Market Overview • Volume drivers: Size of car parc, miles driven, resulting collisions – Global car parc to grow from 1,019 M to 1,176 M cars from 2013-17E, with significant growth in China • Industry structure & technological improvements enable annual price increases in most markets – Fragmented distribution / body shop base – Paint is a small portion of total repair cost but key to vehicle appearance – Loyalty to brand by sprayers can help retention • Focus on technology & metrics to increase body shop productivity – Newer coatings reduce spray and drying times, reducing repair cycle times • Increasing environmental regulation – EU, North America lead in adopting regulations restricting volatile organic compounds (VOCs); other geographies following over time Global Share Position Key Trends Projected Industry Sales 21 Axalta, 25% PPG BASF Akzo Nobel Sherwin Williams Other 2013 Refinish Industry Sales: $7.3 billion #1 ($ in billions) Asia Pacific EMEA North America 6.4% 7.1% 2.8% 2.5% 4.1% $2.0 $2.0 $2.1 $2.1 $2.9 $3.0 $3.1 $3.2 $1.0 $1.1 $1.2 $1.3 $1.7 $1.8 $1.9 $2.0 2014E 2015E 2016E 2017E $7.6 $7.9 $8.3 ’14E – ‘17E CAGR $8.6 Source: Orr & Boss Latin America Refinish Light Vehicle Industrial Commercial Vehicle Performance Coatings Transportation Coatings

Refinish Process

Consumer

Accident
- Incident occurs, vehicle not totaled



Call Insurance
- Consumer contacts insurance company
- May be directed to "preferred" shops nearby

Drop Off Car at Body Shop
- Consumer drops off car
- Often provided a rental car by insurance

Repair Performed
- Replacement parts are installed
- New / repaired parts are prepared and painted to match car

Vehicle Returned
- Consumer focused on look of repairs
- Process may take a few days to a week



Body Shop

Prepare Surface
- New or repaired area is puttied, sanded, etc. to smooth surface



Primer Surfacer
- Protects automobile from visible and UV light
- Improves surface smoothness
- Increases topcoat adhesion

Color Match
- Existing car color matched to database of 4mm+ Axalta colors
- Increasingly, a spectrophotomer is used to accurately determine match



Paint Mixed
- Mixing room has 78 different paints used to mix entire color library
- Mixing requires careful weight measurement



Basecoat
- Creates automobile's color and aesthetics
- Provides corrosion protection
- Comes in waterborne and solventborne

Clearcoat
- Protects basecoat from the elements
- Gives automobile its lustrous look

Axalta Coating Systems

22

Performance Coatings | Transportation Coatings

Refinish | Industrial | Light Vehicle | Commercial Vehicle

Industrial Market

AXALTA

Industrial Applications



Coil
Oil & Gas
Automotive Components
Architectural Extrusions
Electrical Insulation
General Industrial

Projected Industry Sales

($ in billions)



'14E – '17E CAGR
$20.6
$22.1
$23.7
$25.3
7.1%
Latin America
$0.9
$0.9
$1.0
$1.0
5.4%
Asia Pacific
$12.3
$13.4
$14.6
$15.8
8.8%
EMEA
$4.8
$5.0
$5.3
$5.5
5.0%
North America
$2.7
$2.8
$2.9
$2.9
3.2%
2014E
2015E
2016E
2017E

Source: Orr & Boss

Key Trends

- **Growth drivers: Global GDP, strong China growth**
  - Approximately 50% of industrial coatings are consumed in China. Growth is expected at 7.5%+
  - Architectural market seeing steady growth globally
- **Supplier consolidation**
  - Local/regional players consolidate as major global suppliers expand their footprint
- **Technology innovation**
  - Environmentally sustainable product demand
  - Product / application technology to drive productivity
  - Corrosion resistant coatings demand
  - Innovative and vibrant color choice demand
- **Globalization of customers**
  - Expectation of local products that meet global specifications and consistency
- **Energy market driven by global infrastructure growth**
  - Temperature resistant coatings for deep well extraction, pipeline projects driving new coatings applications
  - Electrical insulation products driven by increased generation and transmission, electrification in transportation, wind power generation

Axalta Coating Systems

23

Axalta Coating Systems Light Vehicle Market Key Trends • Industry Growth – Vehicle builds expected to grow 3-4% annually – Asia Pacific and Latin America have most growth potential • Globalization – Global expansion with common product specifications and processes – Standardization of color development for global vehicle platforms • Product Performance – Final top coat appearance key priority in customer requirements / specification – Increasing differentiation with color range and specific effects • OEM Supply Base Expectations – Improved productivity and higher first run quality – Reduced paint shop footprint / energy consumption • Regulations – CAFÉ and CO2 regulations drive need for vehicle light weighting and material changes – VOC and REACH type regulations 24 Global Share Position Projected Industry Sales Source: Orr & Boss APAC ex. China Latin America EMEA North America 2.6% 9.7% 5.1% 1.5% 5.0% $1.4 $1.4 $1.5 $1.5 $2.3 $2.4 $2.5 $2.7 $0.6 $0.7 $0.7 $0.8 $1.6 $1.6 $1.7 $1.7 $1.8 $1.9 $2.1 $2.2 2014E 2015E 2016E 2017E $7.7 ($ in billions) 2013 Light Vehicle Industry Sales: $7.3 billion China 7.8% #2 PPG Axalta, 19% BASF Kansai Nippon KCC Other $8.1 $8.5 $8.9 ’14E – ‘17E CAGR Refinish Commercial Vehicle Performance Coatings Transportation Coatings Light Vehicle Industrial

Light Vehicle Products and Process

Layers on a Vehicle


1.6–2.2 mils
0.6–1.0 mils
1.0–3.0 mils
0.8-1.0 mils
Clearcoat
Protection & Gloss
Basecoat
Color & Appearance
Primer
Surface & Protection
Ecoat
Corrosion Resistance
Surface
Metal, composite, plastic

Vehicle Coating Process

- Capital intensive process
- Large energy & environmental footprint
- Incoming raw material converted to finished product on-site
- Process prone to rework & finesse

Key Products & Processes

- Aqua EC high throw E-Coat
- 3-Wet & 2-Wet WB/SB and Eco-Concept application systems
- Global WB basecoat platform
- Gen IV / Gen V etch-resistant clearcoat
- SuperMar / ImronES urethane clearcoat

Axalta Coating Systems
25

Performance Coatings | Transportation Coatings
Refinish | Industrial | Light Vehicle | Commercial Vehicle

Commercial Vehicle Market

Global HDT & Bus Share Position


Axalta, 31%
#1
Other
Daoqum
BASF
Kansai
PPG

Projected Industry Sales


($ in millions)
'14E – '17E CAGR
$3,403
$3,595
$3,753
$3,915
4.8%
Latin America
$347
$372
$387
$402
5.0%
Asia Pacific
$1,243
$1,330
$1,419
$1,503
6.5%
EMEA
$954
$993
$1,025
$1,068
3.8%
North America
$860
$899
$922
$943
3.1%
2014E
2015E
2016E
2017E

Key Trends

- **Growth drivers: GDP, reliance on mass transit**
  - Truck market drivers: Vehicle durability, fleet replacement cycles driven by emissions regulation, growth in emerging markets
  - Bus / Rail drivers: Government infrastructure spending, urbanization
- **Customers globalizing & consolidating**
  - Require products delivered locally to meet global specifications
  - Complex color palettes requiring color harmony from multiple tiered parts suppliers
  - Global customer approvals becoming increasingly important and a competitive advantage
- **Increasing environmental regulation**
  - EU and parts of North America have adopted regulations aimed at reducing VOC levels
  - China requires all new Truck and Bus production lines to use waterborne coatings with other geographies likely to follow

Source: Orr & Boss

Axalta Coating Systems
26

Axalta Coating Systems Commercial Vehicle Products and Brands 27 Imron® Elite™ Basecoat Imron® Elite™ Clearcoat AquaEC™ Electrocoat Imron® Chassis undercarriage coatings Imron® Chassis Paint Alesta® Powder Coatings Used in OEM and Aftermarket applications Corlar® Primer

Confidential Appendix B: Financial Supplement & Disclosures

Axalta Coating Systems Full Year 2015 Assumptions 29 Currency % Axalta Net Sales 2014 Avg. Rate 2015 Avg. Guidance Rate % Change in F/X Rate US$ per Euro ~30% 1.33 1.10 (17.3%) Chinese Yuan per US$ ~11% 6.17 6.25 (1.3%) Mexican Peso per US$ ~6% 13.33 15.00 (12.5%) Brazilian Real per US$ ~5% 2.36 2.90 (22.9%) Venezuelan Bolivar per US$ ~3% 8.91 25.00 (180.6%) Russian Ruble per US$ ~2% 38.48 65.00 (68.9%) • Global GDP growth of approximately 3% • Global industrial production of approximately 4% • Global auto build growth of approximately 3% • Limited benefit from lower oil prices given extended supply chain and category specific supply and demand dynamics Macroeconomic Assumptions Currency Assumptions

Axalta Coating Systems Q1 2015 Performance Coatings Results 30 Financial Performance Net sales increased 2.5% excluding currency • Refinish end market increased volumes and price, offset partly by continued volume pressure in specific EMEA countries • Industrial volumes showed solid growth; Powder in North America a highlight with commercial construction pickup and continued new channel expansion • 12.1% unfavorable currency impact Adjusted EBITDA margin down slightly • Drivers included ongoing investments to support growth, and dividend paid to Industrial JV partner in period Commentary Net Sales Variance +1.9% +0.6% (12.1%) (9.6%) $616 $557 Q1 2014 Volume Price FX Q1 2015 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Refinish 3 93 435 (9.7%) 2.7% Industrial 1 64 181 (9.3%) 1.9% Net Sales 5 57 616 (9.6%) 2.5% Adjusted EBITDA 1 07 125 (14.0%) % margin 19.2% 20.2% Q1 % Change

Axalta Coating Systems Q1 2015 Transportation Coatings Results 31 Financial Performance Commentary Net sales increased 9.1% excluding currency • Light Vehicle net sales increases led by Asia Pacific and North America from new business and strong car builds. Asia Pacific volumes up over 20% • Commercial Vehicle net sales growing strongly in most regions, driven by heavy duty truck sales • 8.9% unfavorable currency impact Adjusted EBITDA margin up 290 bps • 20% Adjusted EBITDA growth driven by positive volume effect and benefits from cost initiatives. Some offsetting drag from unabsorbed growth investments in Asia Pacific Net Sales Variance +9.0% +0.1% (8.9%) +0.2% $431 $432 Q1 2014 Volume Price FX Q1 2015 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Light Vehicle 3 33 340 (1.9%) 7.4% Commercial Vehicle 9 9 92 7.6% 15.4% Net Sales 4 32 431 0.2% 9.1% Adjusted EBITDA 7 5 62 20.4% % margin 17.3% 14.4% Q1 % Change

Adjusted EBITDA Reconciliation

($ in millions)	Predescessor FY 2011	Predescessor FY 2012	ProForma[1] FY 2013*	Predecessor January 1, through January 31, 2013	Sucessor FY 2013	Sucessor FY 2014	Sucessor Q4 2013	Sucessor Q4 2014	Sucessor Q1 2014	Sucessor Q1 2015
Net Income (Loss)	$182	$248	(107)	$9	(219)	$35	(47)	$1	(4)	$47
Interest Expense	-	-	235	-	215	217	62	51	59	50
Provision (Benefit) for Income Taxes	121	145	(1)	7	(45)	2	(10)	(16)	12	1
Depreciation & Amortization	109	111	327	10	301	309	73	80	81	73
Reported EBITDA	**$411**	**$504**	**$454**	**$26**	**$252**	**$563**	**$77**	**$116**	**$148**	**$171**
A Inventory Step Up	-	-	-	-	104	-	-	-	-	-
B Merger & Acquisition Related Costs	-	-	-	-	28	-	-	-	-	-
C Financing Costs	-	-	-	-	25	6	-	-	3	-
D Foreign Exchange Remeasurement (Gains) Losses	23	18	34	5	49	81	(1)	36	-	9
E Long-Term Employee Benefit Plan Adjustments	33	37	12	2	10	(1)	5	-	2	-
F Termination Benefits and Other Employee Related Costs	(3)	9	148	-	148	18	83	9	3	4
G Consulting and Advisory Fees	-	-	55	-	55	36	22	7	13	3
H Transition-Related Costs	-	-	29	-	29	102	13	21	14	-
I IPO and Secondary Offering Costs	-	-	-	-	-	22	-	19	-	1
J Other Adjustments	15	13	2	-	2	11	(1)	(3)	3	(2)
K Dividends in respect of noncontrolling interest	(1)	(2)	(5)	-	(5)	(2)	(1)	(1)	(1)	(4)
L Management fee expense	-	-	3	-	3	3	1	1	1	-
M Allocated Corporate and Standalone Costs, Net	92	84	6	-	-	-	-	-	-	-
Total Adjustments	$159	$158	$284	$7	$447	$277	$120	$89	$38	$12
Adjusted EBITDA	**$570**	**$662**	**$738**	**$33**	**$699**	**$841**	**$197**	**$205**	**$187**	**$182**

Note: Numbers might not foot due to rounding.

1. The Pro Forma results for the year ended December 31, 2013 represent the addition of the Predecessor period January 1 through January 31, 2013 and the Successor year ended December 31, 2013. The Pro Forma results reflect the Acquisition and the associated Financing as if they had occurred on January 1, 2013, in accordance with Article 11 of Regulation S-X. The Pro Forma results do not reflect the actual results we would have achieved had the Acquisition been completed as of January 1, 2013 and are not indicative of our future results of operations.

Axalta Coating Systems
32

Axalta Coating Systems 33 A. During the Successor year ended December 31, 2013, we recorded a non-cash fair value adjustment associated with our acquisition accounting for inventories. These amounts increased cost of goods sold by $104 million. B. In connection with the Acquisition, we incurred $28 million of merger and acquisition costs during the Successor year ended December 31, 2013. These costs consisted primarily of investment banking, legal and other professional advisory services costs. C. On August 30, 2012, we signed a debt commitment letter, which included the Bridge Facility. Upon the issuance of the Senior Notes and the entry into the Senior Secured Credit Facilities, the commitments under the Bridge Facility terminated. Commitment fees related to the Bridge Facility of $21 million and associated fees of $4 million were expensed upon the payment and termination of the Bridge Facility. In connection with the amendment to the Senior Secured Credit Facilities in February 2014, we recognized $3 million of costs during the Successor year ended December 31, 2014. In addition to the credit facility amendment, we also incurred a $3 million loss on extinguishment of debt recognized during the Successor year ended December 31, 2014, which resulted directly from the pro-rata write off of unamortized deferred financing costs and original issue discounts associated with the pay-down of $100.0 million of principal on the New Dollar Term Loan. D. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, including a $19 million loss related to the Acquisition date settlement of a foreign currency contract used to hedge the variability of Euro-based financing. E. For the Successor years ended December 31, 2014 and 2013, eliminates the non-service cost components of employee benefit costs. Additionally, we deducted a pensions curtailment gain of $7 million recorded during the Successor year ended December 31, 2014. For the Predecessor periods January 1, 2013 through January 31, 2013, and years ended December 31, 2012 and 2011, eliminates (1) all U.S. pension and other long-term employee benefit costs that were not assumed as part of the Acquisition and (2) the non-service cost component of the pension and other long-term employee benefit costs for the foreign pension plans that were assumed as part of the Acquisition F. Represents expenses primarily related to employee termination benefits, including our initiative to improve the overall cost structure within the European region, and other employee-related costs. Termination benefits include the costs associated with our headcount initiatives for establishment of new roles and elimination of old roles and other costs associated with cost saving opportunities that were related to our transition to a standalone entity. G. Represents fees paid to consultants, advisors and other third-party professional organizations for professional services rendered in conjunction with the transition from DuPont to a standalone entity. H. Represents charges associated with the transition from DuPont to a standalone entity, including branding and marketing, information technology related costs and facility transition costs. Adjusted EBITDA Reconciliation (Cont’d)

Axalta Coating Systems 34 I. Represents costs associated with the IPO, including a $13.4 million pre-tax charge associated with the termination of the management agreement with Carlyle Investment Management, L.L.C., an affiliate of Carlyle, upon the completion of the IPO. See note L below. J. Represents costs for certain unusual or non-operational (gains) and losses and the non-cash impact of natural gas and currency hedge losses allocated to DPC by DuPont, stock-based compensation, asset impairments, equity investee dividends, indemnity (income) losses associated with the Acquisition, gains resulting from amendments to long-term benefit plans and loss (gain) on sale and disposal of property, plant and equipment. K. Represents the payment of dividends to our joint venture partners by our consolidated entities that are now wholly owned. L. Pursuant to Axalta’s management agreement with Carlyle Investment Management, L.L.C., an affiliate of Carlyle, for management and financial advisory services and oversight provided to Axalta and its subsidiaries, Axalta was required to pay an annual management fee of $3 million and out-of-pocket expenses. This agreement was terminated upon completion of the IPO, at which point we recorded a $13 million pre-tax charge. M. Represents (1) the add-back of corporate allocations from DuPont to DPC for the usage of DuPont’s facilities, functions and services; costs for administrative functions and services performed on behalf of DPC by centralized staff groups within DuPont; a portion of DuPont’s general corporate expenses; and certain pension and other long-term employee benefit costs, in each case because we believe these costs are not indicative of costs we would have incurred as a standalone company net, of (2) estimated standalone costs based on a corporate function resource analysis that included a standalone executive office, the costs associated with supporting a standalone information technology infrastructure, corporate functions such as legal, finance, treasury, procurement and human resources and certain costs related to facilities management. This resource analysis included anticipated headcount and the associated overhead costs of running these functions effectively as a standalone company of our size and complexity. This estimate is provided for additional information and analysis only, as we believe that it facilitates enhanced comparability between Predecessor and Successor periods. It represents the difference between the costs that were allocated to our predecessor by its parent and the costs that we believe would be incurred if it operated as a standalone entity. This estimate is not intended to represent a pro forma adjustment presented within the guidance of Article 11 of Regulation S-X. Although we believe this estimate is reasonable, actual results may have differed from this estimate, and any difference may be material. Adjusted EBITDA Reconciliation (Cont’d)